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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

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                               FORM 8-K CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  September 15, 1997
                                                  (September 15, 1997)
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                                  WESTERN BEEF, INC.
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                  (Exact name of registrant as specified in charter)

    Delaware                           0-4485                13-3266114
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(State of other jurisdiction      Commission File No.)  (I.R.S. Employer
 in incorporation)                                       Identification No.)

47-05 Metropolitan Avenue, Ridgewood, N.Y.                 11385
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (718) 417-3770
                                                   --------------------

N/A
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(Former name of former address, if changed since last report).


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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 15, 1997, both the Board of Directors of Western Beef, Inc. ("Registrant") and the Audit Committee thereof unanimously determined that ( i ) Registrant would discontinue the engagement of BDO Seidman, LLP ("BDO") as Registrant's independent accountants and determined that Registrant will engage Price Waterhouse LLC ("Price Waterhouse") as Registrant's independent accountants for its 1997 fiscal year. These decisions were effective September 15, 1997.

         BDO audited the consolidated financial statements of Registrant for Registrant's 1995 and 1996 fiscal years. The termination of BDO was not due to any disagreements with BDO as to any matters of accounting policies, procedures or practices, or with respect to financial statement disclosure. BDO's reports on the financial statements of Registrant for the 1995 and 1996 fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         During Registrant's 1995 and 1996 fiscal years and the subsequent interim period preceding the termination of BDO, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         During Registrant's 1995 and 1996 fiscal years and the subsequent interim period preceding BDO's termination, BDO did not advise the Registrant of any "reportable event" described in Regulation S-K, Item 304 (a) (1) (v).

         BDO has been requested by Registrant to review this disclosure and furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by Registrant with respect to BDO.

         On September 15, 1997, Registrant engaged Price Waterhouse, as Registrant's independent accountants to audit Registrant's financial statements. There did not occur during Registrant's 1995 or 1996 fiscal years, or the subsequent interim period prior to the engagement of Price Waterhouse, any event described in Regulation S-K, Item 304 (a) (2).


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                 16   Letter of BDO Seidman, LLP (To be Filed By Amendment)


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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 WESTERN BEEF, INC.
                                                    (Registrant)



                                                 By: /s/ Peter Castellana, Jr.
                                                     --------------------------
                                                     Peter Castellana, Jr.
Dated:  September 19, 1997                           President